UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2016

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Repurchase Facilitation Agreement

On October 26, 2016, effective September 29, 2016, Lonestar Resources US, Inc. (the “Company”), by and on behalf of itself and certain of its subsidiaries, entered into an Amended and Restated Facilitation Agreement (the “Amended and Restated Agreement”) with Seaport Global Securities LLC, a Delaware limited liability company (“Seaport Global”).  Pursuant to the Amended and Restated Agreement, Seaport Global has agreed to provide the Company with financing (“Gap Financing”) from time to time in connection with the repurchase of 8.75% senior notes due 2019 (the “2019 Notes”) issued by Lonestar Resources America, Inc., a wholly owned subsidiary of the Company, to be acquired by Seaport Global on the Company’s behalf in one or more open market purchases.

The Amended and Restated Agreement amends and restates that certain Facilitation Agreement entered into on September 29, 2016 (the “Original Agreement”), between the Company and Seaport Global, which was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 5, 2016.  Other than as provided below, the terms of the Amended and Restated Agreement are substantially the same to those set forth in the Original Agreement.

Under the Amended and Restated Agreement, the Company will repay Seaport Global for Gap Financing, concurrently with the consummation of a public equity offering (the “Public Offering”) by the Company of its Class A common stock (“Common Stock”), in an amount of cash (the “Cash Payment Amount”) equal to (i) one hundred five percent (105%) of the amount of the Gap Financing if paid before December 31, 2016 and (ii) one hundred eleven and one tenth percent (111.1%) of the amount of Gap Financing if paid on or after January 1, 2017.

To the extent that the Company is unwilling or otherwise unable to consummate the Public Offering, the Company shall issue up to the Share Cap (as defined below) in shares of Common Stock in an amount equal to the purchase price of any 2019 Notes the repurchase of which is financed by Seaport Global, divided by (i) with respect to any financing prior to the approval of any such issuance by holders of a majority of the issued and outstanding shares of Common Stock (“Stockholder Approval”), 90% of the closing price of the Common Stock on September 28, 2016 and (ii) with respect to any financing subsequent to the Stockholder Approval of shares, 90% of the closing price of the Common Stock on the most recently completed trading date prior to the date that shares of Common Stock are delivered to Seaport Global.  The number of shares of Common Stock that the Company may issue to Seaport Global under the Facilitation Agreement (the “Share Cap”) is limited to the lesser of (a) 460,000 shares of Common Stock and (b) a number of shares of Common Stock that would, as a result of the issuance thereof to Seaport Global, cause EF Realisation, the Company’s majority stockholder (the “EF Realisation”), to hold less than a majority of the issued and outstanding shares of Common Stock.

This description of the Amended and Restated Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Amended and Restated Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Board Representation Agreement

On October 26, 2016, the Company entered into a Board Representation Agreement (“Board Representation Agreement”) with EF Realisation. Under the Board Representation Agreement, for as long as EF Realisation owns 15% or more of the issued and outstanding shares of Common Stock, it has the right to nominate up to, but no more than, two directors (each, a “Designee”) to serve on the board of directors of the Company (the “Board”), and for as long as EF Realisation owns at least 10% but less than 15% of the issued and outstanding Common Stock, it has the right to nominate up to, but no more than, one Designee to serve on the Board.  One Designee, as directed by EF Realisation, shall serve on each committee of the Board provided that such appointment would not contravene any applicable rule of the NASDAQ Stock Market or the Commission.

This description of the Board Representation Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Board Representation Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Registration Rights Agreement

On October 26, 2016, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with EF Realisation.

Pursuant to the Registration Rights Agreement, subject to certain limitations, the Company agreed to register for resale Common Stock held by EF Realisation or certain of its affiliates (“EF Realisation Stock”).  The Company agreed to file a registration statement (the “Registration Statement”) providing for the resale of EF Realisation Stock no later than the earlier of (the “Filing Deadline”): (i) October 26, 2017, and (ii) 30 days after the date the Company first becomes eligible to file a registration statement on Form S-3.  The Company agreed to cause the Registration Statement to become effective no later than 120 days after the Filing Deadline.

If a Registration Statement is not effective on or prior to the Filing Deadline, EF Realisation will have certain demand registration rights. Subject to certain exceptions, if at any time the Company proposes to register an offering of equity securities or conduct an underwritten offering of its Common Stock, whether or not for its own account, then the Company must notify EF Realisation of such proposal to allow them to include a specified number of their shares of Common Stock in that registration statement or underwritten offering, as applicable.

The registration rights provided under the Registration Rights Agreement are be subject to certain conditions and limitations. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Amended and Restated Facilitation Agreement, the Company may issue Common Stock to Seaport Global, in an amount equal to the Share Cap, in one or more private transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the heading “Registration Rights Agreement” is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated October 26, 2016, between Lonestar Resources US Inc. and EF Realisation Company Limited.
10.1	Amended and Restated Repurchase Facilitation Agreement, effective September 29, 2016, between Lonestar Resources US Inc. and Seaport Global Securities, LLC.
10.2	Board Representation Agreement, dated October 26, 2016, between Lonestar Resources US Inc. and EF Realisation Company Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: November 1, 2016	By:	/s/ Frank D. Bracken III
		Name:	Frank D. Bracken III
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement, dated October 26, 2016, between Lonestar Resources US Inc. and EF Realisation Company Limited.
10.1	Amended and Restated Repurchase Facilitation Agreement, effective September 29, 2016, between Lonestar Resources US Inc. and Seaport Global Securities LLC.
10.2	Board Representation Agreement, dated October 26, 2016, between Lonestar Resources US Inc. and EF Realisation Company Limited.